                       FIRST AMENDMENT TO CREDIT AGREEMENT



                                  by and among


                                   ELDERTRUST,
                    a Maryland real estate investment trust,



                    ELDERTRUST OPERATING LIMITED PARTNERSHIP,
                         a Delaware limited partnership,



                                 VARIOUS BANKS,


                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                                as Issuing Bank,



                                       and



                      GERMAN AMERICAN CAPITAL CORPORATION,
                             as Administrative Agent


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                          Dated as of January 29, 1999


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                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of January 29, 1999 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Agreement"), by and among ELDERTRUST (the "REIT"), a Maryland real estate investment trust, ELDERTRUST OPERATING LIMITED PARTNERSHIP (the "Borrower"), a Delaware limited partnership, the Banks from time to time party to the Credit Agreement (defined below), DEUTSCHE BANK AG, NEW YORK BRANCH (the "Issuing Bank"), and GERMAN AMERICAN CAPITAL CORPORATION (the "Administrative Agent").

                  Unless the context otherwise requires, all capitalized terms used in this Agreement shall have the respective meanings set forth herein or in that certain Credit Agreement dated as of January 30, 1998 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among the REIT, the Borrower, the various Banks that from time to time become parties under the Credit Agreement, the Issuing Bank and the Administrative Agent.

                              W I T N E S S E T H :

                  WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make Loans from time to time to the Borrower and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower;

                  WHEREAS, certain Loans have been made to the Borrower (collectively, the "Existing Loans") which are due and payable by the Borrower on January 29, 1999 (the "Maturity Date"); and

                  WHEREAS, the Borrower has requested and the Banks have agreed to modify and supplement the Credit Agreement so as to extend the Maturity Date for the Existing Loans and any future Loans made pursuant to the Credit Agreement as amended by this Agreement, as provided herein and on and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed:

         1. Certain Defined Terms. For purposes of this Agreement, the following terms shall have the meanings specified below, and in the event of any conflict between the definitions of such terms set forth below and those, if any, set forth in the Credit Agreement for such terms, those set forth below shall apply with respect to the extension of the Maturity Date and the First Extended Maturity Date:

                  "First Extended Maturity Date" has the meaning specified in
Section 1.1

                  "First Extension Fee" has the meaning specified in Section 2(A)(iii)

                  "Second Extended Maturity Date" has the meaning specified in
Section 1.2.

                  "Second Extension Fee" has the meaning specified in Section 2(B)(iii)

                  "Second Extension Request" has the meaning specified in
Section 1.2

         1. Extension of Maturity Date. Subject to the terms of this Agreement, the parties hereto agree to amend the provisions of Section 2.03(b) of the Credit Agreement to extend the Maturity Date as hereinafter set forth.

                  1.1 First Extension: Effective on the Effective Date (as defined below) of this Agreement, the Maturity Date shall be extended to April 30, 1999 (the "First Extended Maturity Date").

                  1.2 Second Extension:Not less than 10 Business Days prior to the First Extended Maturity Date, the Borrower may make a written request (the "Second Extension Request") to the Administrative Agent, requesting that the First Extended Maturity Date be extended to July 30, 1999 (the "Second Extended Maturity Date") upon satisfaction of the conditions precedent contained in Section 2(B) of this Agreement.

                  1.3 Agreement of Banks: The Administrative Agent, as of the date hereof, is the only Bank (as defined in the Credit Agreement) and accordingly, and notwithstanding the provisions of Section 2.03(b) of the Credit Agreement, the only consent required to the extension of the Maturity Date to the First Extended Maturity Date and the Second Extended Maturity Date is that of the Administrative Agent. The consent of the Administrative Agent shall be granted upon satisfaction of all applicable conditions precedent set forth in Section 2 of this Agreement.

                  2. Effective Date; Conditions Precedent. (A) This Agreement shall be effective on the date (the "Effective Date") upon which all of the following conditions have been satisfied

                           (i) The parties hereto shall have executed and
delivered this Agreement;

                           (ii) The Borrower shall have delivered to the
Administrative Agent a certificate of an Authorized Officer of the Borrower stating that no Default or Event of Default under the Credit Agreement and the other Credit Documents has occurred and is continuing as of the Effective Date. In addition, the Administrative Agent shall be satisfied that the Borrower is in compliance with all its obligations under the terms of the Credit Agreement and the other Credit Documents;

                           (iii) The Borrower shall have paid a non-refundable
extension fee (the "First Extension Fee") to the Administrative Agent in the amount of Three Hundred One Thousand Six Hundred Forty and 00/100 US Dollars (US $301,640.00);

                           (iv) The Borrower shall have executed and/or
delivered or caused to be executed and delivered to the Administrative Agent such documents and instruments with respect to this Agreement and the transactions contemplated herein as the Administrative Agent may reasonably request, including without limitation, a reconfirmation of the Subsidiaries Guaranty and the Parent Guaranty;

                           (v) The REIT and the Borrower shall each ratify,
affirm, reaffirm and confirm to the Administrative Agent in writing that each of the representations, warranties, covenants and agreements made by the REIT and the Borrower in the Credit Agreement and other Credit Documents as supplemented and modified hereby are true, correct and complete as of the Effective Date; and,

                           (vi) The REIT and the Borrower shall deliver to the
Administrative Agent current certificates of good standing for each of the REIT and the Borrower issued by the Secretary of State of the states in which each entity is formed.

                  (B) The effectiveness of the Second Extended Maturity Date shall be conditioned upon satisfaction of all of the following conditions:

                           (i) The Borrower shall deliver to the Administrative
Agent a certificate of an Authorized Officer of the Borrower stating that no Default or Event of Default under the Credit Agreement and the other Credit Documents shall have occurred and be continuing as of the First Extended Maturity Date. In addition, the Administrative Agent shall be satisfied that the Borrower is in compliance with all its obligations under the terms of the Credit Agreement and the other Credit Documents;

                           (ii) The Borrower shall have timely delivered to the
Administrative Agent the Second Extension Request;

                           (iii) The Borrower shall have paid a non-refundable
extension fee (the "Second Extension Fee") to the Administrative Agent in the amount of Four Hundred Two Thousand One Hundred Eighty and 00/100 US Dollars (US $402,180.00) ;

                           (iv) The Borrower shall have executed and/or
delivered or caused to be executed and delivered to the Administrative Agent such documents and instruments with respect to this Agreement and the transactions contemplated herein as the Administrative Agent may reasonably request, including without limitation, a reconfirmation of the Subsidiaries Guaranty and the Parent Guaranty;

                           (v) The REIT and the Borrower shall each ratify,
affirm, reaffirm and confirm to the Administrative Agent in writing that each of the representations, warranties, covenants and agreements made by the REIT and the Borrower in the Credit Agreement and other Credit Documents as supplemented and modified hereby are true, correct and complete as of the First Extended Maturity Date; and

                           (vi) The REIT and the Borrower shall have delivered
to the Administrative Agent a
binding commitment letter, in form and substance satisfactory to the Administrative Agent, and issued by a financial institution acceptable to the Administrative Agent, pursuant to which such financial institution commits to refinance the Total Commitment and all other sums due to the Administrative Agent and the Banks under the Credit Agreement and the other Credit Documents not later than the Second Extended Maturity Date.

         3. Amendments to all Existing Loan Documents. From and after the Effective Date, each reference in any of the Credit Documents relating to the Credit Agreement shall be a reference to the Credit Agreement as supplemented and modified hereby. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement, the terms of this Agreement shall supersede and be controlling.

         4. Enforceable Obligations. The REIT and the Borrower hereby ratify, affirm, reaffirm, confirm, acknowledge and agree that (i) the Credit Agreement, and the other Credit Documents, as supplemented and modified by this Agreement, represent the valid, enforceable and collectible obligations of the REIT and the Borrower, and (ii) the Liens, security interests, assignments and other rights evidenced by the Credit Agreement and the other Credit Documents, as supplemented and modified by this Agreement, continue uninterrupted from the their original dates of execution and delivery.

         5. Payment of Expenses. The Borrower agrees to pay all costs and expenses incurred by the Administrative Agent in connection herewith including, without limitation, all recordation and filing fees, taxes and reasonable attorneys' fees and expenses.

         6. Letters of Credit. It is specifically understood and agreed that all outstanding Letters of Credit shall expire as set forth in each Letter of Credit without extension or renewal.

         7. Total Commitment; Borrowing Base. The REIT, the Borrower and the Administrative Agent (in its capacity as Administrative Agent and the only Bank) specifically agree and acknowledge that, from and after the Effective Date, (a) the Total Commitment shall be permanently reduced to [$100,545,598.00] and (b) no further additions to the Borrowing Base shall be made.

         8. Borrowings. From and after the Effective Date (a) the "Minimum Borrowing Amount" as defined in Section 10.01 of the Credit Agreement shall be "$500,000.00", and (b) the last sentence of Section 1.03(a) of the Credit Agreement shall be amended in full to read as follows: "Notwithstanding anything to the contrary contained in this Agreement, no more than two Notices of Borrowing may be given in any 30 consecutive day period."

         9. Limitation of Amendments. This Agreement is limited as specified and other than the specific terms and provisions contained herein shall not constitute an amendment, modification or waiver of, or otherwise affect, in any way, any other provisions of the Credit Agreement, the Notes, the Mortgages or any other Credit Documents.

         10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         11. Captions, etc. The use of the singular shall include the plural when the context requires and vice versa. The captions contained herein are for purposes of convenience and are not part of this Agreement.

         12. Further Assurances. The REIT and the Borrower agree to execute and deliver, or cause to be executed and delivered, to the Administrative Agent all other instruments, certificates, agreements, consents and opinions, and to take, or cause to be taken, such other actions, including, without limitation the recording of documents in each case as the Administrative Agent may reasonably require in order to accomplish, evidence or confirm the terms of this Agreement. In connection with the foregoing, the Borrower agrees to pay or provide for to the satisfaction of the Administrative Agent and Issuing Bank the payment of all costs and expenses in connection therewith, including, without limitation, all attorney's fees and expenses.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Section 5-1401 of the General Obligations Law, but otherwise without regard to conflict of law principles.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its duly authorized representatives as of the day and year first above written.





                        ELDERTRUST



                        By: /s/ Edward B. Romanov, Jr.
                            -------------------------------------------------
                            Name:
                            Title:



                        ELDERTRUST OPERATING LIMITED PARTNERSHIP

                        By:  ElderTrust, general partner



                        By: /s/ Edward B. Romanov, Jr.
                            -------------------------------------------------
                            Name:
                            Title:



                        GERMAN AMERICAN CAPITAL CORPORATION, as a Bank and as
                            Administrative Agent



                        By: /s/ Christopher Tognola
                            -------------------------------------------------
                            Name:
                            Title:



                        By: /s/ Joel C. Horne
                            -------------------------------------------------
                            Name:
                            Title:





                        DEUTSCHE BANK AG, NEW YORK BRANCH, as Issuing Bank



                        By: /s/ Steven A. Cohen
                            -------------------------------------------------
                            Name:
                            Title:



                        By: /s/ Rich Uhlig
                            -------------------------------------------------
                            Name:
                            Title: